UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2008
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

15660 North Dallas Parkway, Suite 850
Dallas, TX	75248
(Address of principal executive offices)	(Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A is being filed as Amendment No. 1 to Diodes Incorporated Form 8-K filed with the SEC on June 13, 2008, in order to provide the financial statements required by Item 9.01 (a) and (b) of Form 8-K.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On June 9, 2008, the Company completed its acquisition of the outstanding ordinary capital stock of Zetex pursuant to the Implementation Deed dated April 4, 2008, between the Company and Zetex, whereby the shareholders of Zetex will receive 85.45 pence in cash per Zetex ordinary share, valuing the fully diluted share capital of Zetex at approximately U.S.$176.3 million (based on a U.S.$:GBP£ exchange rate of 1.9778). The Implementation Deed has been filed with the SEC as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2008 and is incorporated herein by reference.
     The consideration payable in connection with the acquisition was funded by a combination of the Company’s cash resources and certain financing arrangements. The financing arrangements are described in the Company’s Current Report on Form 8-K filed April 4, 2008 under Item 2.03., “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
               (a) Financial statements of businesses acquired.
The following financial statements and related independent registered public accountant’s report are filed herewith as Exhibit 99.1:
•	Audited consolidated balance sheet of Diodes Zetex Limited as of December 31, 2007; and

•	Audited consolidated statements of income, changes in shareholders’ equity, recognized income and expense, and cash flows for the year ended December 31, 2007.

•	Notes to audited consolidated financial statements
               (b) Pro forma financial information.
The following pro forma financial information and related notes are filed herewith as Exhibit 99.2:
•	Unaudited pro forma condensed combined balance sheet as of December 31, 2007 and accompanying explanatory notes; and

•	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2007 and accompanying explanatory notes.
               (d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst and Young, LLP, Independent Auditors of Diodes Zetex Limited

99.1	Audited financial statements of Diodes Zetex Limited filed herewith

99.2	Unaudited pro forma financial information, filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2008	DIODES INCORPORATED

By /s/ Carl C. Wertz

CARL C. WERTZ
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst and Young, LLP, Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Diodes Zetex Limited

99.2	Unaudited pro forma condensed financial information